UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________

FORM 8-K/A
(Amendment No. 1)
___________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 1, 2026

Investar Holding Corporation
(Exact name of registrant as specified in its charter)

Louisiana	001-36522	27-1560715
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10500 Coursey Boulevard
Baton Rouge, Louisiana 70816
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (225) 227-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value per share	ISTR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by Investar Holding Corporation (“Investar”) with the Securities and Exchange Commission on January 6, 2026 (the “Original Report”) in connection with the consummation on January 1, 2026 of Investar’s previously announced acquisition of Wichita Falls Bancshares, Inc. (“WFB”), the holding company for First National Bank (the “Transaction”).

This Amendment amends and supplements the Original Report solely to provide the financial statements and pro forma financial information relating to the merger required by Items 9.01(a) and 9.01(b) of Form 8-K and should be read in conjunction with the Original Report. This Amendment does not include other updates or amendments to the Original Report. The pro forma financial information included in this Amendment has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that Investar and WFB would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future financial results and results of operations that the combined company may achieve after completion of the Transaction. In addition, the fair value assessments presented in the pro forma financial information are preliminary assessments, as the purchase accounting entries have not yet been finalized, and are based upon available information and certain assumptions, which Investar believes are reasonable under the circumstances. Actual results may differ materially from the assumptions within the unaudited pro forma condensed combined financial statements.

Item 9.01  Financial Statements and Exhibits

(a)	Financial statements of business acquired.

The audited consolidated financial statements of WFB as of and for the years ended December 31, 2024 and 2023, together with the notes thereto and the related independent auditor’s report, were previously filed as part of Investar’s Registration Statement on Form S-4 (File No. 333-290225) filed with the Securities and Exchange Commission on September 12, 2025, as amended, and are incorporated herein by reference.

The consolidated balance sheets of WFB as of September 30, 2025 (unaudited) and December 31, 2024, and the related unaudited consolidated statements of income, comprehensive income, changes in shareholders’ equity and cash flows for the nine months ended September 30, 2025 and 2024, together with the notes thereto, were previously filed as part of Investar’s Current Report on Form 8-K (File No. 001-36522) filed with the Securities and Exchange Commission on November 14, 2025, and are incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined consolidated balance sheet as of September 30, 2025, and the unaudited pro forma condensed combined consolidated statement of income for the nine months ended September 30, 2025, of Investar required by this item, including the related notes thereto, are filed as Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference. The unaudited pro forma condensed combined consolidated statement of income for the year ended December 31, 2024 of Investar required by this item, including the related notes thereto, was previously filed as part of Investar’s Registration Statement on Form S-4 (File No. 333-290225) filed with the Securities and Exchange Commission on September 12, 2025, as amended, and is incorporated herein by reference.

(d)	Exhibits.

Exhibit Number	Description of Exhibit
23.1	Consent of Eide Bailly LLP
99.1	Unaudited Pro Forma Condensed Combined Consolidated Financial Statements as of and for the nine months ended September 30, 2025
104	The cover page of Investar Holding Corporation’s Form 8-K is formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTAR HOLDING CORPORATION

Date: March 18, 2026	By:	/s/ John J. D’Angelo
John J. D’Angelo
President and Chief Executive Officer